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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the registration statement of
Onyx Acceptance Corporation, on Form S-8 (File No. 333-     ) of our report
dated January 23, 1998, on our audits of the consolidated financial statements of Onyx Acceptance Corporation.

                                        PricewaterhouseCoopers LLP

Newport Beach, California
November 18, 1998